UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 9841 Washingtonian Blvd Gaithersburg, MD	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 891-8907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 18, 2020, Hongxiang Yu resigned as a director of Planet Green Holdings Corp. (the “Company”). Mr. Yu’s resignation was for personal reasons and was not due to any disagreement with the Company.

On May 18, 2020, the Board of Directors of the Company (the “Board”) appointed Lili Hu, the Chief Financial Officer of the Company, to serve as a member of the Board, effective immediately.

Ms. Lili Hu, age 41, was appointed to serve as the Chief Financial Officer of the Company in June 2019. She has over ten years of accounting experience. Ms. Hu has served as the financial director of Xianning Bozhuang Tea Products Co., Ltd., a wholly-owned subsidiary of the Company, since July 2018. From June 2016 to June 2018, Ms. Hu worked as an audit project manager with Hubei Puhua Lixin LLP, an audit firm in Hubei, China. From May 2014 to May 2016, Ms. Hu was a financial manager of Houfu Medical Device Co., Ltd., a medical device company in China. From January 2009 to December 2013, Ms. Hu served as the financial director of Hebei Rentian Gaopeng Mechanical Co., Ltd., a manufacturing company in China. From January 2006 to June 2008, Ms. Hu was the Chief Financial Officer of Hubei Hongfa Telecommunications Co., Ltd., a telecommunications company in China. Ms. Hu graduated from Hubei University of Science and Technology with a major in accounting. Ms. Hu is a Certified Public Accountant in China.

There are no family relationships between Ms. Hu and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Ms. Hu that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2020	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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